Exhibit 10.3

SECOND AMENDMENT TO THE ASSET PURCHASE AGREEMENT

BY AND BETWEEN SARA LEE CORPORATION,

SARAMAR, LLC AND FARMER BROS. CO.

THIS SECOND AMENDMENT (this “Second Amendment”) to the Asset Purchase Agreement is made by Sara Lee Corporation, Saramar, LLC and Farmer Bros. Co.

W I T N E S S E T H:

WHEREAS, Sara Lee Corporation, Saramar, LLC and Farmer Bros. Co. entered into an Asset Purchase Agreement by and among Sara Lee Corporation, Saramar, LLC and Farmer Bros. Co. dated December 2, 2008 (the “Agreement”), and thereafter amended the Agreement by a First Amendment dated February 27, 2009; and

WHEREAS, Section 10.2 of the Agreement allows the parties to amend the Agreement; and

WHEREAS, the parties agreed in Section 6.2 of the Agreement to use their best efforts to demonstrate to certain multiemployer pension plans described in Section 6.2 of the Agreement that no bond or escrow is required from Farmer Bros. Co. under Section 4204 of the Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations promulgated thereunder; and

WHEREAS, the parties desire to amend the Agreement in order to permit the Western Conference of Teamsters Pension Fund to grant Farmer Bros. Co. a variance from the bond/escrow requirement under Section 4204 of ERISA and the regulations thereunder, and

NOW, THEREFORE, the parties hereby amend the Agreement as follows:

I.

Section 6.2(d)(iii) of the Agreement shall be amended by placing a period after the phrase “. . . is not paid” in the first sentence and by deleting the remainder of such sentence.

II.

This amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.

III.

This amendment shall be governed by and construed in accordance with and otherwise subject to the provisions of Section 10.8 of the Agreement.

IV.

Except as specifically amended hereby, the Agreement shall remain in full force and effect as prior to this Second Amendment.

[signatures appear on next page]

SARA LEE CORPORATION

By:	/s/ Helen N. Kaminski
Name:	Helen N. Kaminski
Title:	Assistant General Counsel, Corporate & Securities and Assistant Secretary

Date:	12-16-09

SARAMAR, LLC

By:	/s/ Mark S. Silver
Name:	Mark S. Silver
Title:	Vice President and Assistant Secretary
Date:	12/16/09

FARMER BROS. CO.

By:	/s/ Drew H. Webb
Name:	Drew H. Webb
Title:	COO
Date:	12-017-09